UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2019

VISTRA ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX		75039
(Address of principal executive offices)		(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange
Warrants	VST.WS.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Reference is made to the disclosures set forth under Item 5.02 of this current report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2019, Cyrus Madon advised Vistra Energy Corp. (the “Company”) that he would resign from his positions as a member of the Board of Directors (the “Board”) of the Company and a member of the Nominating and Governance Committee of the Board, effective immediately. Mr. Madon’s resignation was a result of addressing certain regulatory matters relating to Brookfield Asset Management Inc.’s previously announced proposed acquisition of Oaktree Capital Management, L.P. and is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Mr. Madon served on the Board as a director designee of Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. (“Brookfield”) pursuant to that certain stockholders’ agreement (the “Stockholders’ Agreement”), dated as of October 3, 2016, between TCEH Corp. (as predecessor to the Company) and Brookfield. In connection with Mr. Madon’s resignation, Brookfield and the Company have agreed to terminate the Stockholders’ Agreement (the “Termination Agreement”), effective immediately, such that Brookfield will no longer be afforded any of the rights and remedies provided in the Stockholders’ Agreement, including, without limitation, any and all rights that Brookfield had under the Stockholders’ Agreement to nominate or designate a director to the Board.

The foregoing is qualified in its entirety by reference to the Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description

10.1	Termination of Stockholders’ Agreement, dated September 18, 2019, by and among the Company and the Oaktree Stockholder.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Energy Corp.

Dated: September 18, 2019	/s/ Stephanie Zapata Moore
	Name:	Stephanie Zapata Moore
	Title:	Executive Vice President, General Counsel, and Corporate Secretary